Exhibit 99.2
Power in Partnership Strategic Merger CREATING A TOP-TIER COMMUNITY BANK November 12th, 2025

Power in Partnership Disclosures FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected timing and benefits of the proposed merger between Richmond Mutual Bancorporation, Inc. (“Richmond Mutual”) and Farmers Bancorp, Frankfort, Indiana (“Farmers Bancorp”), future financial and operating results, business strategy, and other statements that are not historical facts. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “should,” “will,” and similar expressions are intended to identify these forward-looking statements. Actual results could differ materially due to risks, uncertainties, and other factors, including, among others: • Events, changes, or circumstances that could give rise to the right of either party to terminate the merger agreement; • The possibility that the merger may not be completed on the anticipated terms, within the expected timeframe, or at all; • Failure to obtain required regulatory or shareholder approvals, or the imposition of conditions that could adversely affect the combined company or expected benefits; • Challenges in meeting expectations regarding the timing, completion, accounting, and tax treatment of the merger; • The potential that anticipated cost savings, synergies, or revenue enhancements may not be realized or may take longer to achieve; • Higher-than-expected transaction costs or unexpected events; • Dilution from the issuance of additional Richmond Mutual shares in connection with the merger; • Potential litigation or other legal proceedings related to the merger; • Restrictions during the pendency of the transaction that may limit business opportunities or strategic initiatives; • The ability to successfully integrate operations, systems, personnel, and technologies post-merger; • Disruption to customer, employee, or vendor relationships, including key community relationships; • Diversion of management’s attention from ongoing operations and strategic initiatives; • Lower-than-expected revenues or profitability following the merger; • Changes in credit, capital markets, or economic, political, or regulatory conditions; • Competition from banks and other financial service providers; and • Other factors detailed in Richmond Mutual’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date of this document. Neither Richmond Mutual nor Farmers Bancorp undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Additional information regarding the risks and uncertainties that could affect future results of Richmond Mutual and Farmers Bancorp can be found in Richmond Mutual’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2025, and other filings with the SEC, available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. 2

Power in Partnership Disclosures (continued) Additional Information About the Merger and Where to Find It This document does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval with respect to the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement of Richmond Mutual and Farmers Bancorp and a prospectus of Richmond Mutual, which will be distributed to the shareholders of Richmond Mutual and Farmers Bancorp in connection with their votes on the merger of Farmers Bancorp with and into Richmond Mutual and the issuance of Richmond Mutual common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by Richmond Mutual through the web site maintained by the SEC at www.sec.gov. These documents, when available, also can be obtained free of charge by accessing the Richmond Mutual’s website at www.firstbankrichmond.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when filed with the SEC by Richmond Mutual, can be obtained free of charge by (1) writing Richmond Mutual at 31 North 9th Street, Richmond, Indiana 47374, Attn: Bradley Glover or by calling (765) 962-2581; or (2) writing Farmers Bancorp at 9 East Clinton Street, Frankfort, Indiana 46041, Attn: Chad Kozuch, or by calling (765) 654-8731. Participants in the Solicitation The directors, executive officers and certain other members of management and employees of Richmond Mutual may be deemed to be participants in the solicitation of proxies from the shareholders of Richmond Mutual in connection with the proposed transaction. Information about Richmond Mutual’s directors and executive officers is included in the proxy statement for its 2025 annual meeting of Richmond Mutual’s shareholders, which was filed with the SEC on April 16, 2025. The directors, executive officers and certain other members of management and employees of Farmers Bancorp may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Farmers Bancorp. Information about Farmer Bancorp’s participants and additional information regarding the interests of these participants will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above. 3

Power in Partnership Richmond, IN 40% Frankfort, IN 26% Indianapolis, IN 20% Sidney, OH 9% Dayton, OH 5% Richmond Mutual (RMBI) + Farmers Bancorp (FABP): Unlocking Strength Though Scale Top 5 Markets (MSA) Presence Dep. in Mkt. ($M) Rank Richmond, IN $787 2 Frankfort, IN $513 1 Indianapolis, IN $388 25 Sidney, OH $173 3 Dayton, OH $91 3 Indiana $1,689 26 Ohio $264 88 4 Pro Forma Deposits by MSA Pro Forma Deposit Market Rankings(3) Pro Forma Franchise Highlights $2.6B $2.0B $2.0B ~1.2% ~18% Assets(1) Deposits(1) Loans(1) Run-Rate ROA(2) Run-Rate ROATCE(2) 16 3 24 1 2 83 24 Source: S&P Capital IQ Pro. (1) Pro forma balance sheet figures exclude impact of purchase accounting adjustments. (2) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025 and figures above are illustrated using the assumptions on page 14 of this presentation with 100% phasing of cost saves. (3) Deposit data as of 6/30/25 and is pro forma for pending or recently completed acquisitions. Accelerates Scale, Strength and Shareholder Value RMBI (14) FABP (12) Richmond, IN Frankfort, IN Indianapolis Dayton Cincinnati Lafayette Columbus Sidney Indianapolis Lafayette Dayton Piqua Sidney Cincinnati Shelbyville Frankfort Richmond $49M RMBI / $340M FABP $836M RMBI / $853M FABP

Power in Partnership Transaction Rationale Strategically Compelling Financially Attractive Creating Shareholder Value • Creates a top-tier community bank in Central and East Central Indiana as well as Western and Central Ohio • Demographically accretive - expanding footprint into Frankfort and surrounding affluent counties • Creates a platform for enhanced product offerings & higher lending limits • Shared culture and commitment to communities • Expected to deliver material EPS accretion (~35%) • Modest tangible book value dilution, with earnback(1) of ~2 years • Attractive pricing • Achievable, identified cost savings, driving an efficient pro forma organization • Stronger, more liquid pro forma balance sheet (1) The tangible book value per share (“TBVPS”) earnback is calculated using the crossover method. • Scale unlocks operating leverage and superior profitability • Drives stronger competitive positioning in Central and East Central Indiana as well as Western and Central Ohio • Enhanced capital generation drives future strategic flexibility • Larger pro forma organization should increase trading liquidity and support higher trading multiples 5

Power in Partnership CLD 6% Resi. 15% OO CRE 17% NOO CRE 26% Multifam. 13% C&I 12% Consumer 2% Other 9% CLD 6% Resi. 15% OO CRE 12% NOO CRE 23% Multifam. 18% C&I 11% Consumer 2% Other 13% CLD 6% Resi. 13% OO CRE 24% NOO CRE 32% Multifam. 5% C&I 14% Consumer 2% Other 4% Complementary & Diversified Combined Loan Portfolio $1.2B $0.8B MRQ Yield: 6.67% MRQ Yield: 6.65% $2.0B (“MRQ”)Yield: 6.63% Increased Lending Limit to Benefit the Combined Company PRO FORMA Source: S&P Capital IQ Pro. 6 Note: MRQ Financial data as of September 30, 2025, per bank regulatory filings; pro forma excludes purchase accounting adjustments. Most Recent Quarter

Power in Partnership Demand 28% Other Trans. Accts 26% MMDA + Savings 25% CDs <$100k 3% CDs ≥$100k 18% Demand 10% Other Trans. Accts MMDA + 13% Savings 27% CDs <$100k 33% CDs ≥$100k 17% Demand 18% Other Trans. Accts 19% MMDA + Savings 26% CDs <$100k 20% CDs ≥$100k 17% High Quality Funding Base Merger Brings Significant Demand Deposits and Increased Liquidity PRO FORMA Loans/ Deposits: 89% Loans/ Deposits: 99% Loans/ Deposits: 107% $1.1B $0.9B $2.0B MRQ Cost of Total Deposits: 2.59% MRQ Cost of Total Deposits: 2.28% MRQ Cost of Total Deposits: 2.82% Source: S&P Capital IQ Pro. Note: MRQ Financial data as of September 30, 2025, per bank regulatory filings; pro forma excludes purchase accounting adjustments. 7

Power in Partnership Key Merger Terms (1) Based upon 1,844,075 shares outstanding, inclusive of RSUs. (2) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025. (3) Reflects fully-phased cost savings for illustrative purposes. Consideration • 100% Stock • Fixed exchange ratio of 3.4 shares of RMBI common stock to be issued for each share of FABP • $44.71 per share based on RMBI closing price of $13.15 as of 11/10/2025 • Aggregate transaction value of $82 million(1) Multiples • Price / TBVPS: 100% • Price / Run-Rate EPS: 7.5x(2) • Price / Run-Rate EPS with cost savings: 5.2x(2)(3) Ownership • Approximately 62% RMBI / 38% FABP Management & Board • Garry Kleer to be named Chairman & CEO of the Holding Company and Chairman of the Bank • Chris Cook to be named President & CEO of the Bank and President of the Holding Company • 11 directors, comprised of 6 directors from RMBI and 5 directors from FABP Branding • The combined bank will operate under a new name to be jointly determined by the parties prior to closing Timing & Approvals • Expected closing early second quarter and conversion in mid-2026 • Subject to customary regulatory approvals and other closing conditions 8

Power in Partnership Merger Drives Returns Towards the Peer Top Quartile… Source: S&P Capital IQ Pro. (1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion and profitability metrics are illustrated using the assumptions on page 14 of this presentation with 100% phasing of cost saves. (2) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025. (3) TBVPS earnback is calculated using the crossover method. (4) Peers defined as major exchange traded banks headquarted in the Midwest with $1B - $4B in total assets; excludes merger targets. 17% 18% 17% 15% 15% 15% 16% 14% 14% 12% 10% 11% 11% 9% 10% 8% 5% PF RMBI FABP Pro Forma Profitability vs Midwest Banks $1B - $4B in Assets(4) 9 Compelling Financial Impact ~35% Run-Rate EPS Accretion(1)(2) ~13% TBV Dilution ~2 Year TBVPS Earnback(3) Robust Capital at Closing ~7.5% TCE / TA Run-Rate ROA(1)(2) Peer Median: 1.0% Pro Forma Run-Rate ROATCE(1)(2) Peer Median: 13% +~700 bps 1.4% 1.4% 1.2% 1.2% 1.3% 1.2% 1.1% 1.1% 0.9% 0.9% 1.0% 1.0% 0.8% 0.9% 0.8% 0.7% 0.4% PF RMBI FABP +~20bps Pro Forma Pro Forma Bank Regulatory Capital Exceeds Well Capitalized Levels

Power in Partnership … Creating Significant Upside Source: S&P Capital IQ Pro. (1) Peers defined as major exchange traded banks headquarted in the Midwest with $1B - $4B in total assets; excludes merger targets. (2) Pro forma based on RMBI closing price of $13.15 as of 11/10/2025. (3) Pro forma TBVPS reflects purchase accounting and merger adjustments as detailed on page 14. (4) Run-Rate is defined as the annualized results for the 3-months ended September 30, 2025. Pro forma EPS is illustrated using the assumptions on page 14 of this presentation with 100% phasing of cost saves. Pro Forma Valuation vs Midwest Banks $1B - $4B in Assets(1) 10 Price / Run-Rate EPS(2)(4) Peer Median: 9.7x 15.6x 14.3x 13.8x 11.0x 10.3x 10.3x 9.5x 9.8x 8.8x 9.0x 8.2x 8.3x 8.6x 7.6x 8.0x 7.2x 6.6x FABP RMBI PF Pro Forma 165% 144% 127% 128% 130% 123% 123% 123% 102% 104% 106% 109% 97% 98% 100% 82% 85% PF FABP RMBI Price / Tangible Book Value(2) Peer Median: 124% Pro Forma(3)

Power in Partnership Impact on Our Key Stakeholders Our Borrowers / Depositors Our Safety & Soundness Our Employees & Culture + Wider product suite and customer service capabilities to benefit existing relationships of each party + Increase in size creates an opportunity to capture additional wallet share from customers and develop new relationships that were previously considered too large to bank + Combined company can continue to invest in best-in-class technology and digital delivery channels + Improved liquidity ratios + Capital ratios remain significantly above well-capitalized levels + Enhances reserves/loans and improves key credit metrics + Enhances profitability margins and overall net income + Positions the combined company to more easily and efficiently access the capital markets if needed in the future + Like-minded culture and operating philosophy + High degree of familiarity between management teams significantly lowers merger integration risk + Both entities have a shared history investing into the local communities they serve 11

Power in Partnership Key Takeaways Creates a top-tier community bank focused through Central and East Central Indiana & Western and Central Ohio Financially attractive deal with significant EPS accretion & short TBV earnback Compatible operating and credit cultures with continued focus on communities Enhanced operating leverage, scale & trading liquidity 12

Power in Partnership 13 Appendix

Power in Partnership Key Merger Model Assumptions Note: Pro forma metrics based on assumptions as of announcement date; Subject to change at transaction closing. Cost Savings / Synergies • Cost savings equal to 22.5% of FABP’s noninterest expense (~10% of combined noninterest expense), (50% phased in 2026; 100% in years thereafter) • Additional revenue synergies identified, but not modeled Merger Costs • One-time, pre-tax merger expenses of $12.5 million, fully realized in pro forma tangible book value estimate at closing estimated for both parties Credit • Total gross credit mark of $13.7 million pre-tax, or 1.73% of FABP’s loans • Assumes early adoption of FASB’s amendments to ASU 2016-13, eliminating non-PCD credit mark and related “double count” Other Fair Value (Pre-tax) • $15.9 million loan interest rate write-down, accreted over 5 years using straight-line methodology • $22.3 million AFS securities portfolio (AOCI), accreted over 8 years using straight-line methodology • No other adjustments to fixed assets, time deposits, or borrowings assumed Intangibles • Core deposit intangible of 3.00% of non-time deposits, amortized sum-of-years digits over 10 years • Customer relationship intangible of 1.00x LTM trust revenues; amortized straight-line over 15 years Other • Modeled as 3/31/26 closing date 14

Power in Partnership Richmond Mutual Historical Financial Highlights 15 Year Ended December 31, Quarter Ended, ($000 except per share data) 2020 2021 2022 2023 2024 3/31/25 6/30/25 9/30/25 Summary Balance Sheet: Total Assets $1,084,193 $1,267,640 $1,328,026 $1,461,024 $1,504,875 $1,522,792 $1,507,759 $1,525,565 Loans Held for Investment 744,999 844,954 974,104 1,105,736 1,174,670 1,191,911 1,184,069 1,194,597 Deposits 693,045 900,175 1,005,261 1,041,140 1,093,940 1,105,662 1,096,389 1,118,258 Loans Held for Investment / Deposits 107% 94% 97% 106% 107% 108% 108% 107% Profitability: Return on Average Assets 0.95% 0.94% 1.01% 0.68% 0.63% 0.52% 0.69% 0.95% Return on Average Equity 5.21% 6.03% 8.79% 7.36% 7.03% 5.89% 7.99% 10.78% Net Interest Margin (FTE) 3.28% 3.34% 3.36% 2.78% 2.67% 2.79% 2.93% 3.07% Efficiency Ratio 59.9% 65.7% 64.9% 72.7% 73.7% 73.3% 68.5% 64.2% Noninterest Income / Total Revenue 16.5% 12.3% 10.5% 10.9% 11.1% 10.2% 10.3% 10.3% Net Income $10,018 $11,145 $12,965 $9,487 $9,377 $1,968 $2,602 $3,597 Diluted EPS $0.82 $0.96 $1.17 $0.91 $0.92 $0.20 $0.26 $0.36 Asset Quality: NPAs / Assets 0.45% 0.64% 0.69% 0.56% 0.45% 0.46% 0.54% 0.71% Reserves / Total Loans 1.42% 1.43% 1.27% 1.42% 1.34% 1.35% 1.37% 1.37% NCOs / Avg. Loans 0.04% -0.01% 0.03% 0.06% 0.13% 0.13% 0.21% 0.11% Capital Ratios: TCE / TA 17.8% 14.2% 10.0% 9.2% 8.8% 8.6% 8.8% 9.2% Leverage Ratio (Bank-Level) 14.3% 12.5% 11.2% 10.6% 10.8% 10.7% 10.8% 10.9%

Power in Partnership Farmers Bancorp Historical Financial Highlights 16 Year Ended December 31, Quarter Ended, ($000 except per share data) 2020 2021 2022 2023 2024 3/31/25 6/30/25 9/30/25 Summary Balance Sheet: Total Assets $710,919 $776,274 $851,708 $956,302 $1,038,283 $1,048,284 $1,102,492 $1,118,960 Loans Held for Investment 470,928 502,026 598,039 681,931 772,298 772,476 790,354 792,601 Deposits 569,660 636,510 640,763 703,195 743,169 809,977 851,316 886,625 Loans Held for Investment / Deposits 83% 79% 93% 97% 104% 95% 93% 89% Profitability: Return on Average Assets 1.37% 1.52% 1.35% 0.90% 0.61% 0.78% 0.89% 0.98% Return on Average Equity 11.50% 13.27% 14.63% 12.45% 8.60% 11.17% 12.73% 13.80% Net Interest Margin (FTE) 3.66% 3.47% 3.41% 3.25% 3.32% 3.53% 3.44% 3.31% Efficiency Ratio 56.3% 56.9% 60.7% 71.3% 72.1% 67.1% 69.3% 66.0% Noninterest Income / Total Revenue 22.0% 23.4% 19.9% 18.9% 19.2% 16.0% 16.2% 16.2% Net Income $9,147 $11,525 $10,965 $8,067 $6,058 $2,024 $2,384 $2,739 Diluted EPS $4.44 $5.68 $5.95 $4.45 $3.32 $1.10 $1.30 $1.50 Asset Quality: NPAs / Assets 0.30% 0.21% 0.16% 0.17% 0.22% 0.36% 0.25% 0.24% Reserves / Total Loans 1.49% 1.50% 1.28% 1.24% 1.31% 1.31% 1.30% 1.34% NCOs / Avg. Loans -0.01% 0.02% 0.00% -0.02% 0.19% 0.15% 0.02% 0.00% Capital Ratios: TCE / TA 12.1% 11.2% 7.4% 7.2% 6.8% 7.1% 6.9% 7.3% Leverage Ratio (Bank-Level) 10.5% 10.0% 10.7% 10.2% 10.0% 10.2% 10.1% 9.9%

Power in Partnership Power in Partnership